Maximum Amount Guarantee

(For Line of Credit)
Ref No. XYSBZD 152010026118

Lender: CIB Shishi Branch___________________________
Place of business: __________________________________
Legal representative / Person in charge: _________________
Contact person: __________________   Title: ____________
Mailing address: ___________________________________
Zip Code: __________________  Telex: ________________

Guarantor: Feiying Plastic Co., Ltd.
Place of business: __________________________________
Legal representative / Person in charge: _________________
Contact person: __________________   Title: ____________
Mailing address: ___________________________________
Zip Code: __________________  Telex: ________________
Tel: _______________________      Fax: _______________

Place of Signature: Shishi

Important Notices

It is important for you to read the terms and conditions contained herein carefully and review and acknowledge the following before signing this Agreement:

1.	You have full power and authority to enter into this Agreement and, where the consent of any other person is required by law, you are duly authorized with respect thereto;

2.
You carefully read and fully understand the terms and conditions contained herein. Your attention is drawn to the provisions specifying, excluding or limiting the liabilities of CIB as well as the provisions highlighted in bold;

3.	Your company and you fully understand the meaning and legal consequences of these provisions and are willing to accept the terms and conditions contained herein;

4.
This is a standard form of agreement only. The necessary information may be inserted into the blank spaces left for the relevant provisions and a supplementary provision is provided at the end of this Agreement for supplemental additions, deletions, and modifications to these provisions;

5.	If you are in doubt as to this Agreement, please consult CIB in a timely manner.

The Guarantor agrees to enter into this Agreement in favor of the Lender (“the Creditor”) to guarantee the Line of Credit granted by the Lender to the Applicant, Shishi Lixiang Foods Co., Ltd. (“the Debtor”). This Agreement is entered into by and between the parties in good faith in accordance with the laws and regulations of the People’s Republic of China on the terms and conditions as follows:

I.	Definitions and Interpretation

Unless otherwise mutually agreed in writing: -

1.	The definitions and interpretation provided in the Master Agreement (as defined below) shall apply.

2.
“Creditor’s Claim”, or “Principal Claim”, shall include any and all sums of creditor’s claim in Renminbi or foreign currency (including the principal, interest, default interest, compound interest, liquidated damages, damages and costs incurred by the Creditor in realizing the Creditor’s Claim) arising from the financing services delivered by the Creditor (“the Lender”) to the Debtor (“the Applicant”) upon the Debtor’s application and subject to the Creditor’s approval thereof, under the Master Agreement, such as borrowing, funding and trade finance (including but not limited to issuing letters of credit, trust receipt, packing loans, export financing, export bill purchase, export documentary collection and import bill advance etc), banker’s acceptance, bill discounting, bill repo, security (including independent guarantee, demand guarantee and standby L/C etc.) of any kind whatsoever in Renminbi and in foreign currency.

Any reference to the Creditor’s Claim of the Lender under this Agreement shall refer to the Debt Obligation of the Applicant under this Agreement and the Creditor’s Claim against the Debtor under the Master Agreement shall correspond to the Debt Obligation of the Debtor under the Master Agreement.

3.
“Principal” shall refer to the principal amount of the Creditor’s Claim arising from the financing services delivered by the Lender to the Debtor, including but not limited to the principal amount of loan, trade finance, banker’s acceptance, bill discounting and any advance under letter of credit and the principal amount secured by the Creditor in favor of the Debtor etc.

4.
“Guaranteed Maximum Amount” shall refer to the maximum amount of Principal, as mutually agreed, in connection with the scope of Creditor’s Claim guaranteed hereunder. The Guarantor shall be jointly and severally liable for any outstanding amount of the Creditor’s Claim that the Lender is entitled to against the Applicant within the Guaranteed Maximum Amount, regardless of the number of occurrences nor the amount thereof.

5.
“Period of Guarantee” shall refer to the continuous and uninterrupted period, as mutually agreed, in connection with the scope of Creditor’s Claim guaranteed hereunder. The Guarantor shall be jointly and severally liable for any outstanding amount of the Creditor’s Claim within the Guaranteed Maximum Amount whether any single sum of the Debt Obligation becomes due for repayment before or after expiry of the Period of Guarantee.

6.
“Costs for Realization of the Creditor’s Claim” shall include but not be limited to legal costs, arbitration fees, property preservation fees, application for enforcement costs, attorney fees, handling fees, advertising fees, assessment fees, appraisal fees, auction fees, selling costs, telecommunications charges, travel expenses, disposal fees etc.

7.	“Master Agreement” shall refer to the Line of Credit Agreement (“Parent Agreement”) entered into by and between the Lender and the Applicant and any Sub-agreement thereunder.

A “Sub-agreement” shall refer to any agreement entered into by and between the parties hereto under the Standard Line of Credit Agreement or the Special Line of Credit Agreement and within the line of credit set forth by the Lender, specifying the amount of Principal Claim, deadline for repayment and relevant rights and obligations. The Standard Line of Credit Agreement or the Special Line of Credit Agreement shall be the Parent Agreement of a Sub-agreement. The Parent Agreement and any Sub-agreement shall be equally authentic and any Sub-agreement shall be deemed an integral part of the Parent Agreement. A Sub-agreement can be made in the form of Application for L/C, Application for Negotiation or such other form as the Lender may think fit. In the event of any discrepancy between the Parent Agreement and a Sub-agreement, the Sub-agreement shall prevail.

8.
A “Business Day” referred to herein shall be any day on which the Bank is open for business. During the term of this Agreement, if the scheduled date of withdrawal or repayment is not a business day, such withdrawal or repayment shall be made on the next business day.

II.	Guarantee of Creditor’s Claim under Master Agreement

The Master Agreement guaranteed by this Agreement is the Standard Line of Credit Agreement, No. XYSSZD 152010026118, entered into by and between the Lender and the Applicant (“Parent Agreement”) and any Sub-agreement thereunder, representing the Line of Credit amounting to RMB 20,000,000 available during a Credit Period from December 10, 2010 to November 10, 2011. For the purpose of this Agreement, any reference to the Line of Credit shall not include the Creditor’s Claim as secured by any deposit, certificate of deposit or pledge of treasury bond of the equivalent amount provided by the Applicant or any third party.

The Creditor’s Claim that the Lender is entitled to under the Master Agreement shall form the Creditor’s Claim under the Master Agreement guaranteed by this Agreement.

III.	Guaranteed Maximum Amount

1.	The Guaranteed Maximum Amount shall be Fourteen Million in Renminbi.

2.
Within this Guaranteed Maximum Amount, the Guarantor shall be jointly and severally liable for any outstanding amount of the Creditor’s Claim (including the principal, interest, default interest, compound interest, liquidated damages, damages and costs incurred by the Creditor in realizing the Creditor’s Claim) that the Lender is entitled to against the Applicant within the Guaranteed Maximum Amount regardless of the number of occurrences nor the amount thereof.

IV.	Validity Period

1.	The Validity Period shall commence on December 10, 2010 and end on November 10, 2011.

2.
Any Debt Obligation guaranteed by this Agreement shall take place during the Validity Period and may have a maturity beyond expiry of the Validity Period, i.e. the Guarantor shall be jointly and severally liable for the Creditor’s Claim guaranteed hereunder whether any single sum of the Debt Obligation becomes due for repayment before or after expiry of the Validity Period.

V.	Guarantor’s Liability

1.
The Guarantor’s Liability shall be joint and several under this Agreement. In the event of the Applicant’s failure, for any reason whatsoever, to perform any Debt Obligation due and payable under the Master Agreement (including but not limited to any sum of repayment demanded by the Lender before maturity as a result of the Applicant’s or Guarantor’s default thereunder), the Guarantor shall be liable for repayment thereof on the Applicant’s behalf as agreed herein.

2.	In the case of two or more Guarantors, these Guarantors shall jointly and severally assume liability to the Lender.

3.
In the event of the Debtor’s failure to pay any sum due and payable under the Master Agreement and any interest thereon upon expiry of the deadline for performance of the Principal Obligation, the Guarantor shall be jointly and severally liable for repayment thereof as agreed herein.

4.
In the event of the Lender’s demand of early repayment under the Master Agreement before expiry of the deadline for performance of the Principal Obligation, the Guarantor shall be jointly and severally liable for such early repayment and other debt obligations guaranteed.

VI.	Scope of Guarantee

1.
The Creditor’s Claim guaranteed by this Agreement (“Guaranteed Claim”) shall be the Creditor’s Claim against the Debtor in connection with any loan, facility or credit in any form whatsoever (collectively, “Facility”) provided by the Lender under the Master Agreement, including but not limited to the Principal Claim, interest (including default interest and compound interest), liquidated damages, damages and costs incurred by the Creditor in realizing the Creditor’s Claim.

2.
This Maximum Amount Guarantee shall cover the Facility such as trade finance, acceptance, bill repo and security etc, provided by the Lender to the Applicant during the Validity Period as well as the Creditor’s Claim of the Lender against the Applicant as a result of the Applicant’s nonpayment or the Lender’s advances after expiry of the Validity Period.

3.
Any L/C issuing agreement entered into by and between the Applicant and the Lender during the Credit Period or any L/C issued under such agreement and any amendment thereto shall be deemed a sub-agreement of the Line of Credit Agreement guaranteed by this Agreement and therefore covered by this Maximum Amount Guarantee, and the Guarantor shall be jointly and severally liable for performance of obligations thereunder as agreed herein.

4.
Any warranty issuing agreement entered into by and between the Applicant and the Lender during the Credit Period or any warranty issued under such agreement shall be deemed a sub-agreement of the Line of Credit Agreement guaranteed by this Agreement and therefore covered by this Maximum Amount Guarantee, and the Guarantor shall be jointly and severally liable for performance of obligations thereunder as agreed herein.

5.
The Guarantor agrees that, in connection with any commercial bill issued, accepted or endorsed by the Applicant, any discounting agreement entered into by and between the holder of such commercial bill and the Lender for discounting (including rediscounting) purposes shall be deemed a sub-agreement of the Line of Credit Agreement guaranteed by this Agreement with the discount amount included in the Line of Credit and guaranteed by this Agreement, and the Guarantor shall be jointly and severally liable for performance of obligations thereunder as agreed herein.

6.
The amount of principal, interest, expenses, deadline for repayment, purposes, rights and obligations of the parties and other matters pertaining to each sum of Creditor’s Claim that the Lender is entitled to in connection with the Applicant’s use of any Facility under the Master Agreement shall be those specified in the relevant agreements, contracts, application forms, notices, vouchers and other legal instruments under the Master Agreement, and these relevant agreements, contracts, application forms, notices, vouchers and other legal instruments can be issued or executed without the Guarantor’s confirmation.

7.
For avoidance of doubt, all costs and expenses (including but not limited to attorney fees, legal costs or arbitration fees) incurred by the Lender for or in connection with preparation, perfection, performance or enforcement of this Agreement or any right hereunder shall be deemed part of the Guaranteed Claim.

VII.	Period of Guarantee

The Period of Guarantee hereunder shall be:-

1.	For each sum of Facility provided by the Lender to the Applicant under the Master Agreement, two years after expiry of the deadline for repayment of such sum;

2.	For each installment of Facility with a due date specified in the Master Agreement, two years after expiry of the deadline for repayment of such installment;

3.	For each installment of Principal Claim, two years after the due date for repayment of such installment;

4.
For each sum of Facility under the Master Agreement that an extension agreement has been entered into by and between the Lender and the Applicant whether, with or without the Guarantor’s consent, two years after expiry of the new deadline for repayment of such sum specified in the extension agreement;

5.
For each early repayment demanded by the Lender in accordance with the applicable laws and regulations or covenants in the Master Agreement, two years after expiry of the deadline for repayment specified in the notice of early repayment given to the Applicant by the Lender;

6.	For any banker’s acceptance, L/C and warranty, two years after the advance has been made by the Creditor; in the case of advance in installments, two years after the date of each installment;

7.	For a discounted commercial bill, two years after the due date of such bill.

VIII.	Payment on Demand

The Guarantor shall immediately pay, perform and discharge the Guarantor’s Liability upon receipt of the Lender’s written notice stating the reference number of the Guarantee and demanding repayment of the outstanding amount of the Creditor’s Claim or any part of it and waive all defenses.

IX.	The Guarantor’s Representations and Warranties

The Guarantor represents and warrants on its free will and assumes legal responsibility for the authenticity of the following:

1.
The Guarantor is a legal entity duly incorporated and existing under the law of the People’s Republic of China with full civil capacity and is capable of providing on demand the relevant proof, license, certificate and such other documents as required by the Lender from time to time.

2.
The Guarantor has full capacity to perform its obligations and liabilities hereunder and pay, perform and discharge, on a voluntary basis, the Debt Obligation in connection with each Facility provided by the Lender to the Applicant under the Master Agreement and the Guarantor’s Liability under this Agreement shall not be reduced, discharged, released or otherwise adversely affected by any instruction or change in its financial position.

3.
The Guarantor has full power, authority and statutory right to enter into this Agreement,  and the Guarantor has obtained and performed any and all internal approvals, authorizations and any other procedures required for execution and performance of this Agreement and has obtained and performed any and all necessary approvals, registrations, authorizations, consents, permissions and any other procedures required by any governmental agency or other authority to execute and perform this Agreement; and these approvals, registrations, authorizations, consents, permissions and any other procedures remain in full force and effect.

4.
The execution of this Agreement by the Guarantor is in full compliance with the Guarantor’s articles of association, internal decisions and resolutions adopted at the meetings of shareholders and directors; and the execution of this Agreement is not in conflict with or in breach of any of the Guarantor’s articles of association, contracts, resolutions adopted at the meetings of shareholders and directors and corporate policies.

5.
The execution and performance of this Agreement reflects the true intention of the Guarantor. Such execution and performance is not in violation of any law, statute, regulation or contract that is binding on the Guarantor. This Agreement is valid and enforceable and the Guarantor agrees unconditionally to indemnify the Lender all losses incurred or suffered by the Lender as a result of invalidity of this Agreement due to any defect in the Guarantor’s right to execute and perform this Agreement.

6.	All documents, financial statements and other information provided by the Guarantor to the Lender hereunder are true, complete, accurate and valid.

7.	Any change in the Guarantor’s ownership structure or any major event or transaction involving any of the Guarantor’s senior executives is subject to the Lender’s prior written consent.

8.
The Guarantor hereby authorizes the Lender to debit the sum concerned directly from any Guarantor’s account with the Lender in the event of the Guarantor’s default under this Agreement and the Master Agreement.

9.
Without prejudice to the Applicant’s repayment of any future Debt Obligation, the Guarantor may seek recovery from the Applicant after performing the Guarantor’s Liability hereunder. However, the Guarantor agrees that the Lender shall have priority in satisfying its claim for payment under the Master Agreement.

10.
In the case that a counter-guarantee is or will be entered into by and between the Applicant and the Guarantor in connection with the obligations hereunder, the rights available to the Lender under this Agreement shall not be adversely affected, whether in law or in fact, by such counter-guarantee.

11.
Before the Debt Obligation guaranteed by this Agreement is fully performed, the Lender may demand a new, adequate and valid guarantee from the Guarantor in the event of the Guarantor’s lack of capacity to guarantee the full performance of all Debt Obligations for any reason whatsoever.

12.
In the event of the Applicant’s failure to perform any Debt Obligation, regardless of any other guaranteed rights that may be available to the Lender in connection with the Creditor’s Claim under the Master Agreement (including but not limited to warranty, mortgage, pledge, guarantee, standby L/C or security in any other form whatsoever), the Guarantor shall be liable for all liabilities guaranteed under this Agreement and waive all defenses under the Guarantee Law and the Property Law.

13.
There is no litigation, arbitration or administrative proceeding presently in progress or pending or threatened against the Guarantor or any of its assets, and to the best of its knowledge, there is no liquidation, winding-up or similar proceedings presently in progress, whether taken by or against the Guarantor

14.
In the event of any action, arbitration or any other dispute arising from or in connection with the subject matter contemplated hereunder and involving the Lender, the Guarantor or any other third party, the Guarantor shall indemnify the Lender from all legal costs, arbitration fees, attorney fees etc. incurred by the Lender in connection therewith.

X.	Disclosure of Major Transactions and Major Events

1.	The Guarantor shall promptly inform the Lender in writing of any major transaction and major event affecting the Guarantor.

2.
During the term of this Agreement, the Guarantor shall give a 30-day written notice to the Lender of conversion of shares, reorganization, amalgamation, division, reconstruction, joint-venture, cooperation, joint operation, contracting, lease, change in scope of business or registered capital, transfer of substantial assets, contingent liabilities etc. or any event that may adversely affect the Guarantor’s capacity to perform its obligations hereunder.

3.
In the case of the Guarantor’s winding-up, going out of business, bankruptcy, dissolution, withdrawal of business license, deregistration, deterioration of financial situation or involvement in major economic disputes or any major event that may adversely affect the Guarantor’s capacity to perform its obligations hereunder, the Guarantor shall inform the Lender of such event in writing within seven calendar days from the date of occurrence of such event.

4.
In the case of any major action or arbitration taken by or against the Guarantor or any major event that may adversely affect the Guarantor’s capacity to perform its obligations hereunder, the Guarantor shall inform the Lender of such event in writing within seven calendar days after receipt of the relevant notice.

5.
The Guarantor agrees that the Creditor’s Claim of the Lender should not be adversely affected by reason of any legal dispute between the Guarantor and any other third party (including contractual dispute in trade).

XI	Event of Default and Breach of Contract

1.
After execution of this Agreement, the Lender and the Guarantor shall perform their respective obligations under this Agreement. Either party that fails to perform its obligations hereunder or any part of it will be held liable for breach of contract.

2.	The Lender may demand immediate performance of the Guarantor’s Liability under this Agreement in any of the following circumstances:

a.
Any certificate, document provided by the Guarantor to the Lender or any representation or warranty made by the Guarantor in Section 9 of this Agreement found to be untrue, inaccurate, incomplete or deliberately misleading;

b.	Deterioration of the Guarantor’s credit profile with its ability to meet its liabilities (including contingent liabilities) significantly affected.

c.	The Guarantor’s failure to disclose any of the major transactions or major events set forth in Section 10 of this Agreement;

d.	The Guarantor’s winding-up, going out of business, bankruptcy, dissolution, withdrawal of business license, deregistration, deterioration of financial situation etc;

e.	Any other event that has adversely affected or damaged or will adversely affect or damage the Lender’s interests.

3.	The Lender may demand one or more of the following actions or things to be taken or done by the Guarantor upon occurrence of any event of default:

a.	The Guarantor’s corrective action within a specified period of time;

b.	A new, adequate and valid guarantee from the Guarantor;

c.	Performance of the Guarantor’s Liability in advance;

d.	Compensation from the Guarantor for any and all losses, direct or indirect, incurred by the Lender due to such event of default.

The Guarantor hereby undertakes to do what the Lender demands and waive all defenses.

XI.	Independence of Guarantor’s Liability

1.	Unless otherwise agreed herein, the Guarantor’s Liability under this Agreement shall be independent of the relationship between either party hereto and any other third party.

2.
The Guarantee created hereunder shall be independent and shall not become invalid as a result of the invalidity of the Master Agreement. Should the Master Agreement be held invalid, the Guarantor shall be jointly and severally liable for the Debt Obligation of the Debtor in connection with return of property or compensation for losses.

3.
In the event of the Applicant’s default under the Master Agreement (including but not limited to the Applicant’s use of any loan for a purpose not stated in the sub-agreement), the Guarantor’s Liability under this Agreement shall not be reduced, discharged, released or otherwise adversely affected.

4.
Upon the due date of any Creditor’s Claim under the Master Agreement or in the event of the Guarantor’s default under this Agreement, the Lender may debit the sum concerned directly from any Guarantor’s account with the Lender to discharge any Creditor’s Claim within the Scope of Guarantee. In this case, if the account currency is different from the Creditor’s Claim currency, the buying rate published by the Lender for the date of debiting shall be used for conversion.

5.
With respect to other guaranteed rights that may be available under the Master Agreement (including but not limited to warranty, mortgage, pledge, guarantee, standby L/C or security in any other form whatsoever), the Guarantor agrees that the Lender may waive any part of security interest or priority of interests (including when the underlying collateral is based on any collateral provided by the Debtor) and the Lender may through any agreement with any mortgagor / pledger (including when such mortgagor / pledger is the Debtor itself) modify the priority of interests as well as the amount of Guaranteed Claim; notwithstanding the foregoing, the Guarantor agrees to perform all liabilities guaranteed under this Agreement.

6.
The Guarantor agrees and acknowledges that any amendment to the Master Agreement made by the Lender and the Applicant shall be deemed to have been made with the Guarantor’s prior consent without giving notice to the Guarantor and the Guarantor’s Liability shall not be reduced, discharged, released or otherwise affected;

7.
Before the Creditor’s Claim covered by the Maximum Amount Guarantee is established, the Lender may transfer the Creditor’s Claim or any part of it as well as the relevant security right without the Guarantor’s consent.

XII.	Survival of Obligation

1.
The Guarantor’s obligations under this Agreement shall survive and be equally binding upon its successors, agents, receivers, assigns as well as the resulting entity after its amalgamation, reorganization or change of name etc.

2.
The Guarantor hereby acknowledges that the Lender may provide Facility on a continuous and revolving basis under the Master Agreement and the Guarantor shall be jointly and severally liable for any Creditor’s Claim thus created, regardless of the number of occurrences nor the amount thereof.

3.
This Agreement constitutes a continuous guarantee and any interim payment or repayment made by the Applicant for the Guaranteed Claim or any part of it shall not be deemed as a discharge of the Guarantor’s Liability under this Agreement and the Guarantor shall be liable for payment of any outstanding amount of the Guaranteed Claim.

4.
In the case that the Guaranteed Claim or any part of it is discharged or satisfied by means of any payment, security or disposal but such payment, security or disposal is nevertheless held invalid due to bankruptcy, liquidation or other similar proceedings, the Guarantor’s Liability under this Agreement shall remain as if such discharge or satisfaction had not been made.

XIV.	Subrogation

The Guarantor hereby acknowledges that, in the event of the Guarantor’s default or failure to repay the amount advanced by the Lender, the Lender shall be subrogated to priority claims against the Guarantor’s rights and interests in connection with the bonds, receivables and assets of any other third party. The Guarantor hereby waives all defenses against the Lender under Section 28 of the Guarantee Law.

XV.	Set-off

The Lender’s rights under this Agreement or any other transaction shall not be offset by any set-off right of the Guarantor or any other third party against the Lender.

XVI.	Governing Law, Jurisdiction and Dispute Settlement

1.	The formation of this Agreement, its validity, performance, construction and settlement of dispute, shall be governed by the law of the People's Republic of China.

2.
Any dispute arising out of or in connection with this Agreement shall be settled through consultation between the Guarantor and the Lender. If no settlement can be reached in this way, the parties hereto agree that the dispute shall be settled in a manner described in Paragraph a below:

a.
The dispute shall be submitted to the People’s Court in the place where the Lender is located. The legal costs and the reasonable attorney fees as well as other costs and expenses incurred by the other party during the legal proceeding, including but not limited to property preservation fees, travel, notary fees, translation, appraisal fees and auction fees, shall be borne by the losing party.

b.
The dispute shall be submitted to _________ Arbitration Committee for arbitration under its Arbitration Rules then in force. The arbitral award shall be final and binding on the parties hereto. The place of arbitration shall be _____. The arbitration fees and the reasonable attorney fees as well as other costs and expenses incurred by the other party during the legal proceeding, including but not limited to property preservation fees, travel, notary fees, translation, appraisal fees and auction fees, shall be borne by the losing party.

c.	Other methods: _____________________________________________

3.	During the above-mentioned legal proceeding or arbitration, the remaining provision of this Agreement not affected by the dispute shall remain in full force and effect.

XVII.	Correspondence, Communication and Notice

1.	Any notice or communication given under this Agreement shall be in writing and delivered to the other party in accordance with the address, telex or contact information first above written.

2.
Either party shall notify the other party of any change to the above-mentioned contact information without delay. The party that fails to give such notification in a timely manner shall be held liable for any consequence of delivering any notice or document at the last known address before such change.

3.	A notice or communication addressed as provided above shall be deemed to have been delivered:

a.	If sent by post, 5 business days after sent as a registered letter;
b.	If sent by telex, on the day of receiving the other party’s telex confirmation;
c.	If delivered personally, on the day of receipt.

4.
The parties hereto agree that the official seals, office seals, financial seal, contract seal, receipt seal and the Lender’s loan seal shall be valid seals for any correspondence, communication or notice between the parties hereto. The department heads or senior executives of the Applicant are authorized to receive such correspondence, communication or notice.

XVIII.	Validity, Modification and Miscellaneous Items

1.	This Agreement shall become effective upon signature and remain in full force and effect until the Debt Obligation has been fully satisfied.

2.
Any modification or supplement to this Agreement shall be agreed by the Guarantor and the Lender in writing and executed by their respective legal representatives / persons in charge or authorized representatives

3.	During the term of this Agreement, there is no need for the Guarantor to verify each Master Agreement by and between the Lender and the Applicant.

4.
During the term of this Agreement, any pardon, grace or favor given by the Lender to the Applicant or the Guarantor or postponement of the Lender’s rights or interests hereunder shall in no way impair, affect or limit the rights and interests available to the Lender under any law, administrative regulation or this Agreement and shall in no way be deemed a waiver thereof nor affect any obligation of the Guarantor hereunder.

5.	All annexes (if any) attached hereto shall be deemed an integral part of this Agreement and of equal authenticity.

6.
Within the Validity Period specified in the Master Agreement, any contract, agreement or other legal instrument entered into by and between the Lender and the Applicant, unless otherwise specified in such contract, agreement or other legal instrument, shall be deemed to be guaranteed by this Agreement.

7.
This Agreement is executed in two original counterparts, the Lender and the Guarantor holding one each. The Applicant shall hold one copy of this Agreement. This Agreement may have one or more copies as necessary and these copies shall be properly kept by the parties hereto. If notarization is required, the notary public shall keep one copy of this Agreement.

XIX	Notarization and Enforceability

1.	This Agreement shall upon the Lender’s request be notarized at a notary public licensed by the state.

2.
The Guarantor agrees that the Lender may obtain from the notary public a notarial certificate on the enforceability of this Agreement. In the event of the Guarantor’s failure to perform the Guarantor’s Liability before the deadline specified in the Master Agreement, the Lender may present before a court of competent jurisdiction such notarial certificate to seek enforcement of this Agreement and the Guarantor hereby waives all rights to defense itself or to refuse to perform the Guarantor’s Liability.

XX	Supplementary Provisions

Lender (Official Seal):	Person in charge / authorized representative:

(Signature)

December 10, 2010

Guarantor (Official Seal):	Legal representative / authorized representative:

Wu Licong

December 10, 2010